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                                                                  EXHIBIT 10.6.2

                                AMENDMENT NO. 1

                                      TO

                     INTERCARRIER ROAMER SERVICE AGREEMENT


          AMENDMENT NO. 1 TO INTERCARRIER ROAMER SERVICE AGREEMENT ("Amendment No.1") dated as of May ______, 1999, by and between AT&T Wireless Services, Inc., on behalf of itself and its Affiliates listed on Schedule 1 to the IRSA (as hereinafter defined) (individually and collectively, "AT&T"), and TeleCorp PCS, Inc., on behalf of itself and its Affiliates listed on Schedule 2 to the IRSA (individually and collectively, the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the IRSA.

          WHEREAS, AT&T and the Company are party to that certain Intercarrier Roamer Service Agreement, dated as of July 17, 1998 (the "IRSA"), pursuant to which each of AT&T and the Company made arrangements to facilitate the provision of voice and voice-related mobile wireless radio telephone service to the customers of the other Party, while such customers are using the wireless radio telephone facilities of such Party, and set forth certain roaming charges in respect thereof;

          WHEREAS, an Affiliate of AT&T and the Company are parties to that certain Asset Purchase Agreement, dated as of May __, 1999 (the "Asset Purchase Agreement"), pursuant to which, among other things, the Company has acquired from such Affiliate of AT&T a portion of the Block A PCS License for the Puerto Rico - U.S. Virgin Islands MTA (the "Puerto Rico MTA") owned by such Affiliate of AT&T covering such market; and

          WHEREAS, pursuant to the Asset Purchase Agreement, it was agreed, and AT&T and the Company desire, that Exhibit A to the IRSA be amended to set forth the service charges with respect to the Puerto Rico MTA on terms set forth therein.

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.        Amendment.  Exhibit A to the IRSA is hereby amended and restated as
          ---------
     set forth in Schedule A hereto to provide, among other things, that service charges with respect to the Puerto Rico MTA shall be calculated as set forth on such Schedule A.
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2.        Severability of Provisions.  Any provision of this Amendment No. 1
          --------------------------
     which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

3.        Agreement to Remain in Full Force and Effect.  This Amendment No. 1
          --------------------------------------------
     shall be deemed to be an amendment to the IRSA. All references to the IRSA in any other agreements or documents shall on and after the date hereof be deemed to refer to the IRSA as amended hereby. Except as amended hereby, the IRSA shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

4.        Heading.  The headings in this Amendment No. 1 are inserted for
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     convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

5.        Counterparts.  This Amendment No. 1 may be executed in counterparts,
          ------------
     each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.        Governing Law.  This Amendment No. 1 shall be construed in accordance
          -------------
     with the laws of the State of Washington without reference to the choice of law principles, except as subject to the United States Arbitration Act and the Federal Communications Act, each as amended.

                           [signature page follows]

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Executed as of the date first written above.


AT&T WIRELESS SERVICES, INC.                 TELECORP PCS, INC.



By__________________________________         By_________________________________

Its_________________________________         Its________________________________

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                                                                      Schedule A
                                                              to Amendment No. 1

                                   EXHIBIT A

         SERVICE CHARGES FOR ALL SERVICE OTHER THAN AS SET FORTH BELOW
               WITH RESPECT TO PUERTO RICO - U.S. VIRGIN ISLANDS


Airtime Rates:
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AWS Boston and Company BTAs within the Boston MTA, Boston (Rockingham, County
NH, Hyannis, MA, Manchester, NH, Worcester, MA).

7/17/1998 through 12/31/1999                  $0.10 per minute or partial minute
1/1/2000 through the remaining term of this Agreement:

The Company and AWS agree that the airtime rates charged between the parties shall be the lower of (a) the actual AWS average retail rate charged by AWS to its Boston customers roaming into Company markets located within the Boston MTA (but not less than the actual AWS average retail rate charged by AWS to its Boston customers in the AWS Boston Market), and (b) $0.10 per minute.

AWS and remaining TeleCorp BTA's

7/17/1998 through 12/31/1999                $0.25 per minute or partial minute.

1/1/2000 through 12/31/2000                 $0.20 per minute or partial minute.

1/1/2001 through 12/31/2001                 $0.15 per minute or partial minute.

1/1/2002 through 12/31/2002                 $0.10 per minute or partial minute.

1/1/2003 through the remaining term of this Agreement:

The Company and AWS agree that the airtime rates charged between the parties shall be the lower of (a) the actual AWS average retail rates charged by AWS to its customers roaming into Company markets (but not less than the actual AWS average retail rate charged by AWS to its customers), and (b) $0.10 per minute.

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Neither Party will charge for incomplete calls, busy calls, 611 calls, feature activations or interconnect fees. Airtime rates are charged in full minute increments with each partial minute rounded to the next full minute.

Toll Rates:
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$0.05 per InterLata minute and $0.02 per IntraLata minute.

International toll rates shall be no more than AT&T tariff rates.

The Company and AWS agree to offer a toll free calling area within their respective cellular areas which reasonably approximates, or is larger than, the toll free area offered by the landline telephone company in the area.

Default rates apply to markets managed by AT&T Wireless Services on behalf of the other carriers as shown on Schedule 1.

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                            SERVICE CHARGES FOR THE
                     PUERTO RICO - U.S. VIRGIN ISLANDS MTA


     The following rates shall apply (I) to customers of AT&T while using the wireless radio telephone facilities of the Company in the Puerto Rico - U.S. Virgin Islands MTA, and (ii) to customers of the Company from the Puerto Rico - U.S. Virgin Islands MTA while using the wireless radio telephone facilities of AT&T.


Airtime Rates:
-------------

The Company and AWS agree that the airtime rates charged between the parties during the term of this Agreement with respect to the Puerto Rico - U.S. Virgin Islands MTA as described above shall be the lower of (a) the actual AWS average retail rate charged by AWS to its customers roaming into Company markets (but not less than the actual AWS average retail rate charged by AWS to its customers), and (b) $0.10 per minute.

AWS agrees that, commencing after the date the Company launches its PCS service in the Puerto Rico - U. S. Virgin Islands MTA (i.e., begins offering and marketing its PCS services to subscribers in the Puerto Rico - U.S. Virgin Islands MTA), the Company shall receive from AWS a minimum number of roaming minutes per month, adjusted as hereinafter set forth for the percentage of Pops in the Puerto Rico - U.S. Virgin Islands MTA where the Company's PCS system shall have been constructed (the "Adjusted Minimum Number of Minutes"). The Adjusted Minimum Number of Minutes (a) for each full month in 1999 after the Company's launch of its PCS service in the Puerto Rico - U.S. Virgin Islands MTA shall be equal to (x) 250,000, times (y) a fraction, the numerator of which is the number of Pops covered by the Company's PCS system in the Puerto Rico - U.S. Virgin Islands MTA on the first day of such month and the denominator of which is 3,876,000 and (b) for each full month in 2000 shall be equal to the aggregate number of roaming minutes received by the Company from AWS customers roaming in the Puerto Rico - U.S. Virgin Islands in October, November and December of 1999 divided by six (6), times the fraction set forth in clause (y) hereof. The Company shall determine (I) the aggregate number of roaming minutes received by the Company from AWS for each such full month in 1999 and 2000, respectively ("Aggregate Roaming Minutes"), and (II) the sum of the monthly Adjusted Minimum Number of Minutes for each such full month in 1999 and 2000, (the "Aggregate Minimum Minutes"). In the event that the Aggregate Minimum Minutes in 1999 or 2000, as applicable, exceeds the Aggregate Roaming Minutes in 1999 or 2000, as applicable, AWS shall pay to the Company an amount equal to such excess number of minutes times the applicable Airtime Rate for such year determined as set forth above. The Company shall promptly after the end of each of the 1999 and 2000 years deliver to the AWS its

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determination of any amounts due and owing by AWS pursuant to this provision including reasonable supporting documentation for such calculation, such documentation to include the Company's basis for determining the Adjusted Minimum Number of Minutes for each applicable month. AWS shall make any required payment pursuant to this provision within 30 days of the Company's delivery of such determination, or if AWS objects to such determination, promptly after the parties agree on any such amount due and payable by AWS.


Toll Rates:
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$0.05 per InterLata minute and $0.02 per IntraLata minute.  Calls between the
Puerto Rico - U.S. Virgin Islands MTA and any other part of the United States shall be deemed to be InterLata toll calls.

International toll rates shall be no more than AT&T tariff rates.

The Company and AWS agree to offer a toll free calling area within their respective cellular areas which reasonably approximates, or is larger than, the toll free area offered by the landline telephone company in the area.

Default rates apply to markets managed by AT&T Wireless Services on behalf of the other carriers as shown on Schedule 1.

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